                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 3, 1998
                                                   (January 28, 1998)



                            JDN REALTY CORPORATION
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            (Exact name of registrant as specified in its charter)



         Maryland                     1-12844                    58-1468053
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(State of other jurisdiction  (Commission file number)         (IRS Employer
     of incorporation)                                       Identification No.)

3340 Peachtree Road, NE, Suite 1530, Atlanta, Georgia               30326
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     (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:    (404) 262-3252
                                                       --------------

                                Not Applicable
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         (Former name of former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     On January 28, 1998, JDN Realty Corporation (the "Registrant") made available additional operational information concerning the Registrant and the properties owned or managed by it as of December 31, 1997 and for the three months and year then ended, in the form of a supplemental information package, a current copy of which is included as an exhibit to this filing. The supplemental information package is available upon request as specified therein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Financial Statements:

          None

     Exhibits:

     Exhibits No.      Description
     ------------      -----------
        99.1           Supplemental Information
                       as of December 31, 1997
                       and for the Three Months
                       and Year Then Ended
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JDN REALTY CORPORATION


                                        BY:  /s/ William J. Kerley
                                            ----------------------------
                                             William J. Kerley
                                             Chief Financial Officer


Date:  February 3, 1998
       ----------------------
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                               INDEX TO EXHIBITS


     Exhibit No.      Description
     -----------      -----------
         99.1         Supplemental Information
                      as of December 31, 1997
                      and for the Three Months
                      and Year Then Ended